SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)................October 22, 1996


                            SI HANDLING SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


     PENNSYLVANIA                    O-3362                     22-1643428
-----------------------         ---------------             --------------------
    (State or other               (Commission                (I.R.S. Employer
     jurisdiction                 File Number)              Identification No.)
   of incorporation


                       600 KUEBLER ROAD, EASTON, PA 18040
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code..................610-252-7321


                                (Not Applicable)
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         (Former name or former address, if changed since last report.)

ITEM 5.       OTHER EVENTS
              ------------

     SI Handling Systems, Inc. (the "Company") has made certain projections with respect to future results as follows:

              (1) It is expected that revenues for the third fiscal quarter of the Company ending December 1, 1996 will be approximately $4,200,000.

              (2) It is expected that revenues for the fourth fiscal quarter of the Company ending March 2, 1997 will be approximately $7,800,000 and that earnings per share could be $0.25.

              (3) Revenues for SI/BAKER, INC., the Company's joint venture, for the fiscal year ending February 28, 1997 are expected to be approximately $15,000,000.

              (4) Revenues for the Company for the fiscal year ending March 1, 1998 are expected to be approximately $40,000,000.

     The foregoing projections are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. There are a number of important factors that could cause actual results to differ materially from the projections, including delays in completing the work on orders presently in hand due to customer requirements or otherwise and the receipt of new orders which have not yet been awarded. Accordingly, there can be no assurance that the actual results will meet the projections.


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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SI HANDLING SYSTEMS, INC.

     11/4/96                                 /S/ Leonard S. Yurkovic
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      (Date)                                       (Signature)
                                               Leonard S. Yurkovic
                                                President and CEO